John Hancock Funds II

Supplement dated December 18, 2014 to the current Summary Prospectus

John Hancock Lifestyle Aggressive Portfolio

John Hancock Lifestyle Balanced Portfolio

John Hancock Lifestyle Growth Portfolio

John Hancock Lifestyle Moderate Portfolio

John Hancock Lifestyle Conservative Portfolio

(collectively the “Funds”)

The following information supplements and supersedes any information to the contrary relating to the Funds, each a series of John Hancock Funds II (the “Trust”), contained in the summary prospectus.

At an in-person meeting held December 15 -17, 2014, the Board of Trustees of the Trust approved the removal of QS Investors, LLC (QS Investors) as subadvisor consultant to the Funds, effective as of close of business on February 17, 2015. John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited will continue to manage the Funds’ assets as subadvisors of the Funds and will provide the services to the Funds previously provided by QS Investors.

In connection with these changes, effective as of the close of business on February 17, 2015, the summary prospectus is hereby amended by removing all references to QS Investors.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.